UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2026

THIRD COAST BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41028	46-2135597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North
Suite 190
Humble, Texas		77338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 446-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	TCBX	New York Stock Exchange
	Indicate by check	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 2, 2026, Third Coast Bancshares, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its merger (the “Merger”) with Keystone Bancshares, Inc. (“Keystone”), a Texas corporation, pursuant to the terms of the Agreement and Plan of Reorganization, dated as of October 22, 2025, by and among the Company, Arch Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of the Company, and Keystone effective February 1, 2026.

This Form 8-K/A amends the Initial 8-K to provide financial statements and pro forma financial information for the Merger that are described in parts (a) and (b) of Item 9.01 below. Except as provided in this Form 8-K/A, the Initial 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheets of Keystone as of December 31, 2025 and 2024, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2025, and the accompanying notes and the related Report of Independent Auditors, required by this item are included as Exhibit 99.1 and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated combined balance sheet as of December 31, 2025 and the unaudited pro forma condensed consolidated combined statement of income for the year ended December 31, 2025, required by this item are included as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Whitley Penn LLP.

99.1	Audited consolidated financial statements of Keystone as of December 31, 2025 and 2024, and for each of the two years in the period ended December 31, 2025 as well as the accompanying notes and the related Report of Independent Auditors.

99.2	Unaudited pro forma condensed consolidated combined balance sheet as of December 31, 2025 and unaudited pro forma condensed consolidated combined statement of income for the year ended December 31, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES, INC.

Date: April 17, 2026	By:	/s/ R. John McWhorter
R. John McWhorter
Chief Financial Officer